EXHIBIT 10.8 EXECUTION COPY

                         AMENDMENT No. 1 dated as of April 30, 2004 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of December 21, 2001 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ENDO PHARMACEUTICALS HOLDINGS INC., a Delaware corporation (“Holdings”), ENDO PHARMACEUTICALS INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and JPMORGAN CHASE BANK, as Administrative Agent.

               A. The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

               B. The undersigned Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

               C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

               SECTION 1. Amendment to Schedule 6.09. Schedule 6.09 of the Credit Agreement is hereby amended by deleting such schedule in its entirety and substituting the Schedule 6.09 attached as Exhibit 1 to this Amendment therefor.

               SECTION 2. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

               (a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of such party hereto, enforceable against it in accordance with its terms.

               (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct as of such earlier date).

               (c) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

               SECTION 3. Conditions to Effectiveness.  This Amendment shall become effective as of April 30, 2004, when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders, (b) the representations and warranties set forth in Section 2 hereof are true and correct and (c) all fees and expenses required to be paid or reimbursed by the Borrower pursuant hereto, the Credit Agreement or otherwise, including all reasonable invoiced fees and expenses of counsel to the Administrative Agent, shall have been paid or reimbursed, as applicable.

2

               SECTION 4. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be a Loan Document for all purposes.

               SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

               SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

               SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

3

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

ENDO PHARMACEUTICALS HOLDINGS INC.,

by	/s/ Jeffrey R. Black

Name: Jeffrey R. Black
Title: EVP/CFO/Treasurer

ENDO PHARMACEUTICALS INC.,

by	/s/ Jeffrey R. Black

Name: Jeffrey R. Black
Title: EVP/CFO/Treasurer

JPMORGAN CHASE BANK, individually and as Administrative Agent,

by	/s/ Laura J. Cumming

Name: Laura J. Cumming
Title: Vice President

SIGNATURE PAGE TO THE ENDO PHARMACEUTICALS CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution		Citicorp North America, Inc.

	by	/s/ ALLEN FISHER

Name: Allen Fisher
Title: Vice President

SIGNATURE PAGE TO THE ENDO PHARMACEUTICALS CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution		PNC Bank, N.A.

	by	/s/ FORREST B. PATTERSON, JR.

Name: Forrest B. Patterson, Jr.
Title: Senior Vice President

SIGNATURE PAGE TO THE ENDO PHARMACEUTICALS CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution		Wachovia Bank, National Association

	by	/s/ JAMES TRAVAGLINE

Name: James Travagline
Title: Vice President

EXHIBIT 1

Schedule 6.09

Affiliate Transactions

1.	Amended and Restated Executive Stockholders Agreement, dated as of July 7, 2003, by and among Endo Pharma LLC and Endo Pharmaceuticals Holdings Inc., Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P. and the Management Stockholders (as defined therein), as may be amended from time to time.

2.	Amended and Restated Employee Stockholders Agreement, dated as of June 5, 2003, by and among Endo Pharmaceuticals Holdings Inc., Endo Pharma LLC, Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P. and the Employee Stockholders (as defined therein), as may be amended from time to time.

3.	Endo Pharma LLC Amended and Restated 2000 Supplemental Employee Stock Option Plan, as may be amended from time to time.

4.	Amended and Restated Tax Sharing Agreement, dated as of the effective date of Amendment No. 1 to the Credit Agreement, dated as of December 21, 2001, by and among Endo Pharmaceuticals Holdings Inc., Endo Pharmaceuticals Inc., the Lenders Party thereto and JPMorgan Chase Bank, and effective as of July 17, 2000, by and among Endo Pharmaceuticals Holdings Inc., Endo Inc. and Endo Pharma LLC, as may be amended from time to time.

5.	Registration Rights Agreement, dated as of July 17, 2000, by and between Endo Pharmaceuticals Holdings Inc. and Endo Pharma LLC, as may be amended from time to time (see #6).

6.	Amendment to Registration Rights Agreement, dated as of June 30, 2003, by and between Endo Pharmaceuticals Holdings Inc. and Endo Pharma LLC.

7.	Shelf Registration Agreement, dated as of the effective date of Amendment No. 1 to the Credit Agreement, dated as of December 21, 2001, by and among Endo Pharmaceuticals Holdings Inc., Endo Pharmaceuticals Inc., the Lenders Party thereto and JPMorgan Chase Bank, by and between Endo Pharmaceuticals Holdings Inc. and Endo Pharma LLC, as may be amended from time to time.

8.	Financial Advisory Services Agreement, dated August 22, 1997 and revised July 17, 2000, as may be amended from time to time.

     Prior to the acquisition of Algos Pharmaceutical Corporation in July 2000, we had a pre-existing agreement with Kelso to:

•	pay Kelso an annual fee of $347,000 for financial advisory services,

•	indemnify Kelso in providing its services, and

•	reimburse Kelso for out-of-pocket expenses incurred.

     In connection with the completion of the Algos acquisition, we terminated this agreement to pay an annual fee to Kelso by making a one-time payment to Kelso of $1.5 million in July 2000. However, the arrangements for indemnification and reimbursement of specific expenses survived the termination of this annual fee arrangement. Mr. Goldberg and Mr. Wahrhaftig, two of our directors, are Managing Directors of Kelso. Mr. Loverrro, and another director of the Company, is a Vice President of Kelso.

9.	Kelso Side Letter, dated November 26, 1999, as may be amended from time to time.

     Kelso Investment Associates V, L.P. and Kelso Equity Partners, V, L.P., which were our majority stockholders prior to the merger with Algos, agreed in a binding letter agreement with Algos and us, dated November 26, 1999, that, until July 17, 2002, they will not, and will not permit any of their affiliates to which they have transferred any of their shares of common stock, including Endo Pharma LLC to, sell their shares except pursuant to:

(a)	Rule 144 under the Securities Act,

(b)	an effective registration statement filed under the Securities Act,

(c)	privately negotiated sales to any person or group of affiliated persons that do not aggregate more than 5.0% of the issued and outstanding common stock at the time of the sale,

(d)	a transaction in which all of our stockholders are permitted to participate on equal economic terms and on a pro rata basis in accordance with their ownership, or

(e)	any transfer, sale or distribution to any affiliate of these Kelso entities.

     In addition, these parties agreed that, until July 17, 2002, they would not engage in any transaction that would be a “going private” transaction within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended, unless the holders of the majority of the then outstanding common stock not affiliated with either of these Kelso entities have approved the transaction by a vote or other action.